SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2003

SEARS ROEBUCK ACCEPTANCE CORP.

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-4040 (Commission File Number)	51-0080535 (IRS Employer Identification No.)

3711 Kennett Pike, Greenville, Delaware (Address of principal executive offices)	19807 (Zip Code)

Registrant's telephone number, including area code

(302) 434-3112

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Item 5.	Other Events.

On February 7, 2003, Registrant and Sears, Roebuck and Co. ("Sears") executed (i) an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. , Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., RBC Dain Rauscher Inc., Lehman Brothers Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc. and Wells Fargo Investment Services, LLC as Representatives of the several Underwriters and (ii) a Pricing Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., RBC Dain Rauscher Inc., Lehman Brothers Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc. and Wells Fargo Investment Services, LLC as Representatives of the several Underwriters named in Schedule I thereto relating to up to $287,500,000 aggregate principal amount of Registrant's 7.40% Notes due February 1, 2043 (the "Notes"), including $37,500,000 aggregate principal amount of the Notes that may be sold pursuant to an over allotment option granted to the Several Underwriters. A copy of the Underwriting Agreement is attached as Exhibit 1(a) and a copy of the Pricing Agreement is attached as Exhibit 1(b).

On February 12, 2003 (i) Steven M. Cook, Vice President, Deputy General Counsel and Acting General Counsel of Sears, delivered an opinion to Registrant and Sears, dated February 12, 2003, regarding the validity of the Notes; and (ii) Mayer, Brown, Rowe & Maw, special counsel to Registrant and Sears, delivered an opinion to Registrant and Sears, dated February 12, 2003, as to certain United States federal tax matters concerning the Notes. A copy of the opinion as to legality is attached as Exhibit 5, and a copy of the opinion as to certain tax matters is attached as Exhibit 8.

Item 7.	Financial Statements and Exhibits

The Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

SEARS ROEBUCK ACCEPTANCE CORP. By: /s/ Keith E. Trost Keith E. Trost President

Date: February 14, 2003

Exhibits

1(a)

Underwriting Agreement, dated February 7, 2003, among Registrant, Sears, Roebuck and Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Banc Of America Securities LLC, Deutsche Bank Securities Inc., RBC Dain Rauscher Inc., Lehman Brothers Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc. and Wells Fargo Investment Services, LLC as Representatives of the several Underwriters.

1(b)

Pricing Agreement, dated February 7, 2003, among Registrant, Sears, Roebuck and Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., RBC Dain Rauscher Inc., Lehman Brothers Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc. and Wells Fargo Investment Services, LLC as Representatives of the several Underwriters named in Schedule I thereto.

4	Form of 7.40% Note due February 1, 2043.

5	Opinion of Steven M. Cook dated February 12, 2003, relating to the validity of $287,500,000 aggregate principal amount of 7.40% Notes due February 1, 2043.

8	Opinion of Mayer, Brown, Rowe & Maw as to certain United States federal tax matters concerning the Registrant's 7.40% Notes due February 1, 2043.

23(a)	Consent of Steven M. Cook (included in Exhibit 5).

23(b)	Consent of Mayer, Brown, Rowe & Maw (included in Exhibit 8).

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